UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 11, 2011
Date of Report (Date of earliest event reported)

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-164785	27-0801073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 South Commercial Street, Manchester, NH 03101
(Address of principal executive offices)          (Zip Code)

(978) 886-0421
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 11, 2011, Boston Therapeutics, Inc. (the “Company”), a public company registered with the SEC and a developer of diabetic therapeutics, announced that it will conduct a clinical trial in Type 2 diabetics at  Dartmouth-Hitchcock Medical Center in New Hampshire to test PAZ320, a chewable complex carbohydrate-based compound designed to reduce post-meal elevation of blood glucose.  This clinical study will evaluate the safety and efficacy of PAZ320 when added to oral diabetes agents or insulin.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

          See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date:	October 11, 2011	By:	/s/ David Platt, Ph.D.
David Platt
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 11, 2011